Exhibit 99.1

First Potomac Realty Trust Announces Special Meeting of Shareholders to Vote on Merger with Government Properties Income Trust

BETHESDA, Md., August 10, 2017 – First Potomac Realty Trust (“First Potomac”)(NYSE: FPO) announced today that it will hold a special meeting of its shareholders (the “Special Meeting”) on Tuesday, September 26, 2017 at 11:00 a.m. Eastern Standard Time at 7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814. At the Special Meeting, First Potomac’s shareholders will be asked to consider and vote on (i) a proposal to approve the previously announced merger of First Potomac with and into a wholly-owned subsidiary of Government Properties Income Trust (“GOV”) (NASDAQ: GOV) and the other transactions contemplated by the related merger agreement, (ii) a non-binding, advisory proposal to approve the compensation that may become payable to First Potomac’s named executive officers in connection with the merger, and (iii) a proposal to approve any adjournments of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the merger and the other transactions contemplated by the merger agreement.

The record date for determination of shareholders entitled to vote at the Special Meeting has been set as the close of business on Monday, August 21, 2017.

About First Potomac Realty Trust

First Potomac Realty Trust is a self-administered, self-managed real estate investment trust that focuses on owning, operating, developing and redeveloping office and business park properties in the greater Washington, D.C. region. FPO common shares (NYSE: FPO) are publicly traded on the New York Stock Exchange.

Additional Information and Where to Find It

In connection with the proposed merger transaction, First Potomac expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement, which proxy statement will be mailed or otherwise disseminated to First Potomac’s shareholders when it becomes available. First Potomac also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by First Potomac with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by First Potomac will be available free of charge on its website at www.first-potomac.com, or by directing a written request to First Potomac Realty Trust, 7600 Wisconsin Avenue, 11th Floor, Bethesda, MD 20814, Attention: Investor Relations.

First Potomac and its trustees and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about First Potomac’s trustees and executive officers in First Potomac’s definitive proxy statement filed with the SEC on April 6, 2017 in connection with its 2017 Annual Meeting of Shareholders. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from First Potomac using the sources indicated above.

Forward-Looking Statements

The forward-looking statements contained in this press release, including statements regarding the proposed merger transaction and the timing of such transaction, are subject to various risks and uncertainties. Although First Potomac believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that our expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of First Potomac, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of First Potomac to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements. Certain factors include, among others, the ability of First Potomac to obtain the required shareholder approval to consummate the proposed merger transaction; the satisfaction or waiver of other conditions in the merger agreement; First Potomac’s or GOV’s ability to consummate the proposed merger transaction; the outcome of the current and any future legal proceedings that have or may be instituted against First Potomac and others related to the merger agreement; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of First Potomac’s and GOV’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of First Potomac, GOV, or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; changes in general or regional economic conditions; and the impact of legislative, regulatory and competitive changes and other risk factors detailed in First Potomac’s Annual Report on Form 10-K and described from time to time in First Potomac’s filings with the SEC.

The risks set forth above are not exhaustive. Many of these factors are beyond First Potomac’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, First Potomac claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. First Potomac assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. First Potomac does not intend to, and expressly disclaims any duty to, update or revise the forward-looking statements in this discussion to reflect changes in underlying assumptions or factors, new information, future events or otherwise, after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should not rely upon these forward-looking statements after the date of this communication and should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

Contacts

Media:

Briean Cargill

Senior Marketing Manager

240-235-5523

bcargill@first-potomac.com

Jonathan Keehner / Joseph Sala / Julie Oakes

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Investors:

Randy Haugh

Vice President, Finance

240-235-5573

rhaugh@first-potomac.com